EXHIBIT 4

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED
       PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED OR SOLD UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
                  OR AN AVAILABLE EXEMPTION FROM REGISTRATION.

Number  ____                                                 _________  Shares
                                                            CUSIP ____________

                  SKIN ENHANCEMENT CLINICS AND TECHNOLOGY, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
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This Certifies that
                                    SPECIMEN
is the owner of
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    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

Skin Enhancement Clinics and Technology, Inc. transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

Witness the manual signatures of the Company's duly authorized officers.

Dated:  __________________



-------------------------      CORPORATE SEAL       ---------------------------
Melissa Welch, Secretary                            Bruce Brandt, President

                                   ASSIGNMENT


   FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


      PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


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                  (Please print or typewrite name and address,
                    including postal zip code, of assignee)



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               the within Certificate, and all rights thereunder,
                 hereby irrevocably constituting and appointing

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           Attorney to transfer said Certificate on the books of the
    Certificate Registrar, with full power of substitution in the premises.


                  Dated:

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                                            Signature Guaranteed:


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         NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.